EARNINGS PER SHARE ("EPS") (Tables)	12 Months Ended
Mar. 31, 2019
EARNINGS PER SHARE("EPS")
Schedule of computation of the basic and diluted net earnings per share information

	Year ended	Year ended	Year ended
	March 31, 2019	March 31, 2018	March 31, 2017
	USD	USD	USD
Numerator:
Net income attributable to Hexindai Inc.'s shareholders	5,532,581	65,481,973	8,570,864

Denominator:
Weighted average number of ordinary shares outstanding-basic	48,693,162	44,977,780	42,331,200
Weighted average number of dilutive potential ordinary shares from share options	4,219,664	2,678,483	—
Weighted average number of ordinary shares outstanding-diluted	52,912,826	47,656,263	42,331,200
Basic net income per share	0.11	1.46	0.20
Diluted net income per share	0.10	1.37	0.20